SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 29, 1998

                        IMPERIAL CMB TRUST SERIES 1998-1
(as issuer under a Series 1998-1 Indenture dated as of January 29, 1998, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1998-1)



                        IMPERIAL CMB TRUST SERIES 1998-1
               (Exact name of Issuer as specified in its charter)

         DELAWARE                    333-38879                 33-0705301
         --------                    ---------                 ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)


            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware                       19890
            --------------------                       -----
            (Address of Principal                      (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122




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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  EXHIBIT NO.           DESCRIPTION

                  3.1 Amended and Restated Trust Agreement, dated as of January 29, 1998, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Series 1998- 1.

                  4.1 Indenture dated as of January 29, 1998, between Imperial CMB Trust Series 1998-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized Asset-Backed Bonds, Series 1998-1.

                  99.1 Servicing Agreement, dated as of January 1, 1998, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as master servicer and Imperial
                                        CMB Trust Series 1998-1, as issuer,
                                        Collateralized Asset-Backed Bonds,
                                        Series 1998-1.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMPERIAL CMB TRUST SERIES
                                    1998-1

                                    Wilmington Trust Company, not in its
                                    capacity but solely as Owner Trustee


                                    By: /s/    W. CHRIS SPONENBERG
                                        --------------------------
                                    Name:  W. Chris Sponenberg
                                    Title: Senior Financial Services Officer

Dated: February 12, 1998



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                                  EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION

3.1 Amended and Restated Trust Agreement, dated as of January 29, 1998, between IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee, Collateralized Asset-Backed Bonds, Series 1998-1.

4.1 Indenture, dated as of January 29, 1998, between Imperial CMB Trust Series 1998-1, as issuer and Bankers Trust Company of California, N.A., as indenture trustee, Collateralized Asset-Backed Bonds, Series 1998-1.

99.1 Servicing Agreement, dated as of January 1, 1998, between Impac Funding Corporation, as master servicer and Imperial CMB Trust Series 1998-1, as issuer, Collateralized Asset-Backed Bonds, Series 1998-1.



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